Item 1. Report to Shareholders

October 31, 2004

Annual Report

Institutional Foreign Equity Fund

T. Rowe Price

The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

T. Rowe Price Institutional Foreign Equity Fund
--------------------------------------------------------------------------------

Fellow Shareholders

International stocks rose during the six and 12 months ended October 31, 2004, with Latin American markets leading the way in both periods. Japan was weakest, posting a loss during the past six months but gaining over the year. European stocks produced steady returns, bolstered by the strength of the euro versus the sagging dollar, which enhanced results for U.S. investors.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Institutional Foreign
Equity Fund                                           3.35%               12.96%

MSCI EAFE Index                                       5.94                19.27

Lipper International Large-Cap
Core Funds Average                                    4.19                14.63

The fund gained ground during the six months ended October 31, 2004, falling short of the results for the unmanaged MSCI EAFE Index and the Lipper International Large-Cap Core Funds Average in both periods, as shown in the table. Stock selection in various sectors was the major impediment to relative performance versus the index during the six-month period. In Japan and the U.K., value stocks were especially favored as investors sought higher-yielding stocks and were unprepared to pay for growth. Quality stocks were favored during the past three months, the reverse of the first three months of the period. As a result, the overall picture was somewhat muddied. Typically, with relative stock valuations at these levels and with the economic indicators pointing to a moderating pace of recovery, we would expect to see growth stocks returning to favor over value, which would favor the fund's investment style. Until recently, small-cap stocks had been outperforming large-caps for several years, but the trend could be reversing as investors seek to reduce their risk.

MARKET REVIEW

Market Performance
--------------------------------------------------------------------------------

Six Months                        Local      Local Currency                U.S.
Ended 10/31/04                 Currency     vs. U.S. Dollars            Dollars
--------------------------------------------------------------------------------

France                             3.34%               6.11%               9.65%

Germany                           -0.36                6.11                5.73

Hong Kong                         10.22                0.21               10.45

Italy                              7.14                6.11               13.69

Japan                             -7.06                3.92               -3.42

Mexico                            15.95               -1.12               14.66

Netherlands                       -0.37                6.12                5.72

Singapore                          8.25                2.17               10.60

Sweden                             3.75                7.40               11.43

Switzerland                       -6.81                7.92                0.57

United Kingdom                     4.13                3.32                7.60


Source: RIMES Online, using MSCI indices.


European markets performed reasonably well. However, while stock valuations are attractive, economic growth in the region has been lackluster. European stock market returns were less volatile during the period compared with other markets, largely because they are less affected by the outlook for China (see special report on China in this letter). Among the markets in the region, Italy, Spain, and Norway were particularly strong.

Japan was the only market to register negative results over the past six months, but the Japanese market was positive during the 12 months ended October 31. Japan's fortunes were influenced by the progress of its economic recovery and the transparency of banking sector reforms, but high oil prices had a negative impact due to the country's heavy manufacturing bias. Stocks here are also sensitive to developments in China since exports to that vast market are essential to Japan's recovery.

Latin American markets far outpaced other regions, thanks partly to anticipated debt reduction in some countries and partly to the area's resource-driven exposure to China. Brazil, in particular, has benefited from the global interest rate picture; since interest rates are not expected to rise as sharply as previously thought, the outlook for the Brazilian economy is much improved. Standard & Poor's and Moody's raised their credit ratings for the country's securities, reflecting Brazil's economic rebound and improved fiscal management. Brazilian energy and materials stocks, which make up about half of the market, surged on news of better-than-expected economic growth, industrial production, jobless rates, and trade surpluses.

Emerging markets overall returned about 9% since the end of April and 19% for the past 12 months, although the pattern was uneven with stocks doing well in the first quarter of 2004 but suffering in the second on concerns about slowing Chinese growth and rising oil prices.

China: A Powerful Global Growth Engine
--------------------------------------------------------------------------------

China has increasingly become the growth engine for Asia, and T. Rowe Price investment managers believe that it will have an expanding impact on the global economy. Investing in China, however, presents unique challenges that warrant a cautious investment approach.

China's economy has grown rapidly over the past year, fueled by massive fixed-asset investment by the government, high levels of foreign investment, and the rapid emergence of its urban middle class. In December 2003, money supply was growing at a 30% annual pace, and the supply of raw materials could not keep pace. China currently consumes 25% of the world's raw materials, and this will continue to rise.

Over the past year, the Chinese government has attempted to cool this boom, and the continuing challenge will be achieving a manageable rate of growth. We believe the next stage of China's modernization must be to tackle its financial architecture. Due to the lack of a functioning bond market, interest rate inflexibility, and a rigid foreign exchange structure, the government has had to rely on administrative measures to slow the economy.

The secular rise in inflation is another growing concern. The country is reaching the limit of its ability to supply domestic raw materials to its industries, meaning that growth will have to be met by imported raw materials and paid for with hard currency. These trends probably mean that China's low interest rates are likely to climb further, which could have major implications for its economy and potentially for inflation trends around the world. (The government edged rates higher in October for the first time in nearly a decade.) More importantly, it raises some question about the long-term sustainability of China's blistering growth.

Accordingly, we have remained cautious about the quality of investment opportunities in China, almost exclusively focusing on industry leaders that we believe are capable of achieving sustained profitability through economic peaks and troughs. An alternative strategy has been to invest in non-Chinese companies that we believe will benefit from accelerating Chinese demand. While we are pleased that more high-growth, privately owned mainland companies are starting to be listed, we remain extremely selective and seek to avoid owning Chinese companies with opaque ownership structures and a lack of corporate transparency.

[GRAPHIC OMITTED]

Will China's GDP Growth Slow?

Real GDP Growth

'97                                                                       10.29%

'98                                                                        6.39

'99                                                                        3.14

'00                                                                        8.96

'01                                                                         7.3

'02                                                                        6.74

'03                                                                       14.16

'04*                                                                        9.2

'05*                                                                          8

*Estimates
Sources: FactSet Research Systems, OECD, Consensus Economics Inc.


PORTFOLIO PERFORMANCE AND STRATEGY

Europe
German stock selection was strong, mainly due to Hypo Real Estate, which sold a large amount of its nonperforming real estate loans, thereby boosting the overall quality of its loan portfolio. Results were also strong in Spain, with Banco Bilbao Vizcaya Argentaria (BBVA) and Telefonica, which is sensitive to Spain's high GDP growth rate, both adding value. Other major European holdings include the U.K.'s GlaxoSmithKline and Vodafone, France's Total and Sanofi-Aventis, and Switzerland's UBS and Nestle.

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------
Periods Ended                                      4/30/04             10/31/04
--------------------------------------------------------------------------------

Europe                                                66.6%                64.5%

Japan                                                 21.3                 21.5

Pacific Rim                                            8.0                  8.1

Latin America                                          2.3                  3.5

Middle East                                            0.4                  0.2

North America                                          0.2                  0.0

Other and Reserves                                     1.2                  2.2
--------------------------------------------------------------------------------
Total                                                  100%                 100%

Japan
Soft economic data in Japan induced a round of profit-taking. Nomura Holdings was the largest detractor from performance. Sectors leading the decline included financials, technology, and basic materials. UFJ Holdings performed poorly after it unexpectedly announced $5 billion worth of bad loans, inciting fears that reforms in the industry were not as transparent as investors had hoped. We continue to add a mix of domestic and export-oriented firms, including software company Trend Micro, chemical company JSR, and building products company Daikin Industries, all of which should benefit from Japan's expected recovery. In April we had added wireless telecom equipment company KDDI; the shares have recently sold off but the company's earnings margins are growing.

Asia ex-Japan and Pacific Rim
Australia was strong, mainly due to the country's bias toward commodities and basic resources industries and its geographical proximity to Asia. Inflation picked up across much of the region as commodities prices rose. An overweight position in BHP Billiton (mining and metals) helped results as second-half profits more than doubled, thanks to Chinese demand, which accounted for 9% of sales in the period. South Korea detracted both relatively and in absolute terms. Samsung Electronics soared earlier in the year but has since struggled because of a poor earnings outlook.

Emerging Markets
Russian holdings hurt performance because of our exposure to YUKOS, which has been involved in controversy with Vladimir Putin's government. India added value, and we favor this market because of potential growth in its service sector. Brazil and Mexico were both positive contributors during the period as Brazilian oil company Petroleo Brasileiro (Petrobras) did well, and Mexico's Grupo Televisa, which is sensitive to media growth, and America Movil, a wireless telecom company with good growth potential, delivered solid results.


SECTOR REVIEW

Sector Diversification

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   4/30/04             10/31/04
--------------------------------------------------------------------------------

Financials                                            23.0%                23.2%

Consumer Discretionary                                17.5                 17.2

Telecommunication Services                             9.9                 10.0

Industrials and
Business Services                                      8.3                  8.9

Information Technology                                 9.6                  8.9

Health Care                                            9.2                  8.3

Energy                                                 7.6                  8.0

Consumer Staples                                       8.5                  7.7

Materials                                              3.8                  4.0

Utilities                                              1.4                  1.6

Other and Reserves                                     1.2                  2.2
--------------------------------------------------------------------------------
Total                                                100.0%               100.0%


Energy
Energy stocks were among the best contributors to absolute performance during both the 6- and 12-month periods as rising oil prices drove share prices higher. French oil giant Total is our largest position in the sector, and the company projects annual earnings growth into 2008. Our emerging oil holdings also did well, with Petrobras and PetroKazakhstan returning more than 30% in the last six months--the latter company boosted by its China pipeline. YUKOS, on the other hand, hurt both absolute and relative performance because of its tax problems with the Kremlin. We were sanguine about the company at first since its earnings prospects still looked attractive even in a worst-case scenario. However, it has become clear that the issue is more personal than tax-related, making the company's future impossible to judge from a rational investment standpoint. As a result, we eliminated the stock from the portfolio.

Consumer Discretionary
Stocks in this sector detracted from results, largely because of U.K. catering stock Compass, which issued a profit warning following financial problems at a leading distributor. Philips Electronics of the Netherlands struggled in the face of a potential glut in LCDs and decelerating growth in semiconductors. However, the stock remains attractively valued in our view. British Sky Broadcast was weighed down by speculation that its chairman, Rupert Murdoch, might pursue growth at the expense of profitability. Over the past 12 months, stock selection in the consumer discretionary sector detracted most from relative performance.

Investment Technology
IT stocks were among the worst performers during the past year, reflecting a somewhat mundane economic outlook and cyclical weakness in the semiconductor cycle. In addition, the rise in raw material prices for electronic makers that use thin steel sheet and cobalt hurt manufacturers who could not pass on costs to consumers accustomed to prices falling over time. Japanese tech company NEC detracted from results due to its exposure to China. Samsung announced shrinking margins in the LCD component, and next year's earnings estimates for most semiconductor companies leave little room for disappointment if the global economy slows.

Financials
Financial stocks were good absolute contributors, although they detracted on a relative basis. Commercial banks led the way, with BBVA, Hypo Real Estate, and Credit Agricole among the leaders. Banks are sensitive to interest rates, which affect net interest margin. The relatively benign outlook for European interest rates, along with the attractive valuations for financial stocks, has helped boost results in the sector during both the 6- and 12-month periods. Japanese financials, however, struggled recently after performing well earlier in the year. Nomura Holdings did poorly compared with other Japanese financials because of falling fixed-income revenue and potential competition from new entrants in the securities business.

INVESTMENT OUTLOOK

Valuation multiples have consolidated since 2000, and quality growth companies that have generated respectable results have been unduly punished. Large-caps look less expensive relative to small-caps, and growth stocks trade comparably to value stocks, indicating that value's dominance may finally have played itself out. The economic environment going forward should be more supportive for quality growth stocks as global GDP levels off and earnings growth decelerates in 2005.

Europe is currently the most attractive region in terms of stock valuation as investors await an upswing in domestic growth. Global interest rates are expected to rise in 2005, but the environment in Europe is comparatively benign as growth has been more tempered. The direction and pace of interest rates can have a significant impact on the prospects for banks and capital market companies. We own European and globally diversified banks due to their valuations, the rising rate of merger and acquisition activity, and the favorable interest rate background.

Japan should continue to enjoy positive economic growth and is currently experiencing its first sustained recovery in 15 years. Government deregulation, accommodative monetary policy, corporate restructuring, a healthier financial system, and the global (and Chinese) economic cycle have revived the Japanese economy. The influence of China and India on the global economy will continue to grow in emerging markets. Both countries are experiencing rapid economic growth, but India's economy is based more on services than on manufacturing. We continue to gain exposure to China by investing in companies that are benefiting from rapid growth and demand via exports. In India, domestic companies are also attractive, offering prudent management and capital allocation in a profit-driven atmosphere.

Respectfully submitted,


David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 12, 2004

T. Rowe Price Institutional Foreign Equity Fund
--------------------------------------------------------------------------------

Risks of International Investing
--------------------------------------------------------------------------------

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary
--------------------------------------------------------------------------------

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major foreign markets of the world.

Price/earnings ratio: Calculated by dividing a stock's market value per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.

PORTFOLIO HIGHLIGHTS

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                                     Percent of
                                                                     Net Assets
                                                   Country             10/31/04
--------------------------------------------------------------------------------

GlaxoSmithKline                             United Kingdom                  3.0%

Total                                               France                  2.5

Vodafone                                    United Kingdom                  2.5

Royal Bank of Scotland                      United Kingdom                  2.4

Shell T&T/Royal Dutch                      United Kingdom/
                                               Netherlands                  2.0

Sanofi-Aventis                                      France                  1.8

UBS                                            Switzerland                  1.8

Nestle                                         Switzerland                  1.6

Kingfisher                                  United Kingdom                  1.3

ENI S.p.A.                                           Italy                  1.3

AstraZeneca                                 United Kingdom                  1.2

BNP Paribas                                         France                  1.1

Adecco                                         Switzerland                  1.1

Canon                                                Japan                  1.1

Securitas                                           Sweden                  1.1

Reed Elsevier                              United Kingdom/
                                               Netherlands                  1.1

France Telecom                                      France                  1.1

Telefonica                                           Spain                  1.0

Nokia                                              Finland                  1.0

Banco Bilbao Vizcaya
  Argentaria                                         Spain                  1.0

ING Groep GDS                                  Netherlands                  1.0

UniCredito Italiano                                  Italy                  1.0

Credit Agricole                                     France                  1.0

Sumitomo Mitsui Financial                            Japan                  1.0

Credit Suisse Group                            Switzerland                  0.9
--------------------------------------------------------------------------------
Total                                                                      35.9%



Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

T. Rowe Price Institutional Foreign Equity Fund
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS AND CASH
--------------------------------------------------------------------------------

October 31, 2004

                                                                     Percent of
                       Equities            Cash           Total       MSCI EAFE
--------------------------------------------------------------------------------

EUROPE
------

Austria                     --              --               --             0.3%

Belgium                     0.3%            --               0.3%           1.3

Denmark                     0.6             --               0.6            0.8

Finland                     1.0             --               1.0            1.5

France                     13.8             --              13.8            9.4

Germany                     3.1             --               3.1            6.8

Greece                      --              --               --             0.5

Ireland                     --              --               --             0.8

Italy                       4.9             --               4.9            4.0

Luxembourg                  --              --               --             --

Netherlands                 4.2             --               4.2            4.8

Norway                      0.3             --               0.3            0.6

Portugal                    --              --               --             0.4

Russia                      1.1             --               1.1            --

Spain                       4.5             --               4.5            3.8

Sweden                      2.6             --               2.6            2.5

Switzerland                 5.9             --               5.9            6.7

United Kingdom             21.8             --              21.8           25.2
--------------------------------------------------------------------------------
Total Europe               64.1%            0.0%            64.1%          69.4%
--------------------------------------------------------------------------------

PACIFIC BASIN
-------------

Australia                   1.7%            --               1.7%           5.4%

China                       0.4             --               0.4            --

Hong Kong                   1.2             --               1.2            1.7

India                       1.1             --               1.1            --

Japan                      21.5             --              21.5           22.3

Malaysia                    0.4             --               0.4            --

New Zealand                 --              --               --             0.2

Singapore                   0.9             --               0.9            0.8

South Korea                 1.5             --               1.5            --

Taiwan                      0.9             --               0.9            --

Thailand                    --              --               --             --
--------------------------------------------------------------------------------
Total Pacific Basin        29.6%            0.0%            29.6%          30.4%
--------------------------------------------------------------------------------

                                                                     Percent of
                       Equities            Cash           Total       MSCI EAFE
--------------------------------------------------------------------------------

MIDDLE EAST
-----------

Egypt                       --              --              --              --

Israel                      0.2%            --              0.2%            --

Turkey                      --              --              --              --
--------------------------------------------------------------------------------
Total Middle East           0.2%            0.0%            0.2%            0.0%
--------------------------------------------------------------------------------


AMERICAS
--------

Argentina                   --              --              --              --

Brazil                      1.3%            --              1.3%            --

Canada                      --              --              --              --

Chile                       --              --              --              --

Mexico                      2.2             --              2.2%            --

Panama                      --              --              --              --

Peru                        --              --              --              --

United States               --              1.7             1.7             --

Venezuela                   --              --              --              --
--------------------------------------------------------------------------------
Total Americas              3.5%            1.7%            5.2%            0.0%
--------------------------------------------------------------------------------

SOUTH AFRICA
------------

South Africa                --              --              --              --
--------------------------------------------------------------------------------
Total South Africa          0.0%            0.0%            0.0%            0.0%
--------------------------------------------------------------------------------
Other Assets Less
Liabilities                 0.5%                            0.5%
--------------------------------------------------------------------------------
TOTAL*                     97.9%            1.7%           99.6%           99.8%
--------------------------------------------------------------------------------
 * Total may not add to 100.0% due to rounding.

T. Rowe Price Institutional Foreign Equity Fund
--------------------------------------------------------------------------------

Growth of $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

INSTITUTIONAL FOREIGN EQUITY FUND
--------------------------------------------------------------------------------

As of 10/31/04


Institutional Foreign Equity Fund   $14,312
MSCI EAFE Index $15,305
Lipper International Large-Cap Core Funds Average $15,227


                                                                         Lipper
                          Institutional                MSCI       International
                                Foreign                EAFE       Large-Cap Core
                            Equity Fund               Index       Funds Average
--------------------------------------------------------------------------------

10/94                          $ 10,000            $ 10,000            $ 10,000

10/95                            10,064               9,993              10,133

10/96                            11,521              11,072              11,363

10/97                            12,477              11,617              12,703

10/98                            13,432              12,773              13,356

10/99                            16,224              15,758              16,673

10/00                            16,622              15,338              17,051

10/01                            11,964              11,553              12,534

10/02                            10,357              10,060              10,892

10/03                            12,670              12,833              13,274

10/04                            14,312              15,305              15,227


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

Periods Ended 10/31/04           1 Year             5 Years            10 Years
--------------------------------------------------------------------------------

Institutional Foreign
Equity Fund                       12.96%             -2.48%                3.65%

MSCI EAFE Index                   19.27               -0.58                4.35

Lipper International
Large-Cap Core
Funds Average                     14.63               -2.42                4.07


Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Institutional Foreign Equity Fund
--------------------------------------------------------------------------------

                                                                       Expenses
                              Beginning              Ending         Paid During
                                Account             Account             Period*
                                  Value               Value           5/1/04 to
                                 5/1/04            10/31/04            10/31/04
--------------------------------------------------------------------------------

Actual                  $         1,000     $      1,033.50     $          3.92

Hypothetical
(Assumes 5% return
before expenses)                  1,000            1,021.28                3.89


* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.77%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by the days in the year (366) to reflect the half-year period.


QUARTER-END RETURNS
--------------------------------------------------------------------------------

Periods Ended 9/30/04            1 Year             5 Years            10 Years
--------------------------------------------------------------------------------

Institutional Foreign
Equity Fund                       14.86%             -2.50%                3.50%

MSCI EAFE Index                   22.52              -0.51                 4.34

Lipper International
Large-Cap Core
Funds Average                     17.26               -2.28                4.26


Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information or to request a prospectus or a fund profile, each of which includes investment objectives, risks, fees, expenses, and other information you should read carefully before investing, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

T. Rowe Price Institutional Foreign Equity Fund

                                 For a share outstanding throughout each period
                    ------------------------------------------------------------
                          Year
                         Ended
                      10/31/04    10/31/03    10/31/02    10/31/01    10/31/00

NET ASSET VALUE

Beginning of
period               $   12.82   $   10.65   $   12.70   $   19.16   $   20.08

Investment
activities

  Net investment
  income (loss)           0.26        0.23        0.18        0.39        0.13

  Net realized
  and unrealized
  gain (loss)             1.38        2.11       (1.81)      (5.35)       0.46

  Total from
  investment
  activities              1.64        2.34       (1.63)      (4.96)       0.59

Distributions

  Net investment
  income                 (0.25)      (0.15)      (0.42)      (0.11)      (0.17)

  Net realized gain      (0.02)      (0.02)       --         (1.39)      (1.34)

  Total distributions    (0.27)      (0.17)      (0.42)      (1.50)      (1.51)

NET ASSET VALUE

End of period        $   14.19   $   12.82   $   10.65   $   12.70   $   19.16
                    ------------------------------------------------------------

Ratios/Supplemental Data

Total return^            12.96%      22.33%    (13.43)%    (28.02)%      2.45%

Ratio of total
expenses to
average net assets        0.76%       0.76%       0.75%       0.74%      0.74%

Ratio of net
investment
income (loss) to
average net assets        1.35%       1.64%       1.06%       2.25%      0.57%

Portfolio
turnover rate             28.8%       27.8%       20.0%       21.4%      39.7%

Net assets,
end of period
(in millions)        $      743  $    1,061  $    1,168  $    1,903  $   3,138



 ^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)
T. Rowe Price Institutional Foreign Equity Fund
October 31, 2004

                                                    Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

AUSTRALIA  1.7%

Common Stocks  1.0%

BHP Billiton                                       528,751                5,469

Brambles Industries LTD (ss.)                      379,800                2,011

                                                                          7,480


Preferred Stocks  0.7%

News Corporation                                   628,279                4,927

                                                                          4,927

Total Australia (Cost $8,265)                                            12,407


BELGIUM  0.3%

Common Stocks  0.3%

Fortis                                              46,584                1,182

UCB                                                 22,803                1,204

Total Belgium (Cost $830)                                                 2,386


BRAZIL  1.3%

Common Stocks  1.3%

Petrobras ADR (USD)                                170,760                5,567

Tele Norte Leste ADR (USD)                         301,100                3,938

Total Brazil (Cost $6,884)                                                9,505


CHINA  0.4%

Common Stocks  0.4%

China Telecom, 144A (HKD) *                      7,016,000                2,254

China Telecom (H shares)
  (HKD)                                          2,198,000                  706

Total China (Cost $2,721)                                                 2,960


DENMARK  0.6%

Common Stocks  0.6%

Novo Nordisk, Series B                              83,351                4,140

Total Denmark (Cost $2,405)                                               4,140


FINLAND  1.0%

Common Stocks  1.0%

Nokia                                              500,659                7,716

Total Finland (Cost $878)                                                 7,716


FRANCE  13.8%

Common Stocks  13.8%

AXA                                                199,944                4,300

BNP Paribas                                        122,536                8,334

Compagnie de Saint-Gobain                           86,004                4,720

Credit Agricole (ss.)                              249,024                7,292

France Telecom *                                   273,600                7,827

Groupe Danone                                       42,960                3,593

Hermes International (ss.)                          25,995                5,010

L'Oreal                                             37,165                2,532

Lafarge                                             10,290                  938

LVMH (ss.)                                          70,316                4,813

Sanofi-Aventis                                     186,840               13,648

Schneider Electric, Series A                        77,899                5,154

Societe Generale                                    40,189                3,725

Societe Television Francaise 1 (ss.)               175,636                5,282

Sodexho Alliance (ss.)                             122,979                3,106

Thomson                                             94,655                2,141

Total                                               90,157               18,734

Vivendi Universal *                                 59,097                1,613

Total France (Cost $56,162)                                             102,762


GERMANY  3.1%

Common Stocks  3.1%

Allianz                                             19,629                2,087

Bayer                                               41,284                1,169

Depfa Bank                                          83,600                1,269

Deutsche Bank                                       37,586                2,855

E.On                                                27,006                2,196

Hypo Real Estate *                                 143,504                5,364

Rhoen-Klinikum                                      29,020                1,620

SAP                                                 21,520                3,663

Siemens                                             37,808                2,812

Total Germany (Cost $15,469)                                             23,035


HONG KONG  1.2%

Common Stocks  1.2%

Cheung Kong Holdings                               433,000                3,588

Li & Fung                                        1,498,000                2,223

Sun Hung Kai Properties                            348,000                3,219

Total Hong Kong (Cost $7,112)                                             9,030


INDIA  1.1%

Common Stocks  1.1%

I-Flex Solutions                                   146,900                1,929

National Thermal Power, 144A *                     224,200                  307

Oil & Natural Gas                                   55,500                  964

Oil & Natural Gas
  (Regulation S shares)                             45,400                  789

Zee Telefilms                                    1,226,300                4,042

Total India (Cost $7,563)                                                 8,031

ISRAEL  0.2%

Common Stocks  0.2%

Check Point Software
  Technologies (USD) *                              67,916                1,536

Total Israel (Cost $1,255)                                                1,536


ITALY  4.9%

Common Stocks  4.9%

Alleanza Assicurazioni                             350,050                4,128

Banca Intesa                                       456,910                1,870

Banco Popolare di
  Verona e Novara                                   96,900                1,717

ENI S.p.A.                                         433,131                9,828

Mediaset                                           143,381                1,634

Mediolanum (ss.)                                   207,535                1,302

Telecom Italia                                     185,136                  616

Telecom Italia Mobile                              780,566                4,597

Telecom Italia-RNC                               1,349,964                3,356

UniCredito Italiano                              1,363,593                7,318

Total Italy (Cost $17,635)                                               36,366


JAPAN  21.5%

Common Stocks  21.5%

Canon                                              163,400                8,061

Credit Saison (ss.)                                 56,300                1,800

Dai Nippon Printing                                305,000                4,174

Daikin Industries                                  100,300                2,441

Daito Trust Construction (ss.)                     100,800                4,259

Daiwa Securities                                   506,000                3,102

Denso                                              102,300                2,451

Fanuc                                               73,100                4,413

Fujisawa Pharmaceutical                             56,000                1,463

Funai Electric                                      25,100                3,281

Hoya                                                31,100                3,192

JSR (ss.)                                          152,100                2,766

KDDI                                                 1,166                5,609

Keyence                                             11,600                2,613

Kirin Brewery                                      203,000                1,823

Kyocera                                             40,800                2,959

Leopalace21                                         80,200                1,465

Marui (ss.)                                        172,300                2,160

Matsui Securities                                   52,300                1,386

Mitsubishi                                         572,300                6,321

Mitsubishi Estate (ss.)                            225,000                2,375

Mitsui Fudosan (ss.)                               581,000                6,165

Mitsui Trust                                       374,000                2,572

NEC                                                586,000                3,250

Nidec (ss.)                                         15,500                1,678

Nissan Motor                                       410,600                4,628

Nomura                                             525,000                6,437

NTT DoCoMo                                             840                1,482

Oji Paper (ss.)                                    318,000                1,815

Orix (ss.)                                          32,000                3,752

Rohm                                                31,100                3,192

Secom                                              161,500                5,865

Sega Sammy Holdings *(ss.)                          31,600                1,466

Seven-Eleven Japan                                 163,200                4,726

Shin-Etsu Chemical                                 115,700                4,398

SMC                                                 17,900                1,916

Softbank                                            32,500                1,471

Sumitomo Metal Industries                        1,095,000                1,322

Sumitomo Mitsui Financial (ss.)                      1,088                7,071

Suzuki Motor (ss.)                                 173,000                3,058

T&D Holdings *(ss.)                                 51,150                2,258

Takefuji                                            28,200                1,782

Teijin                                             537,000                2,087

Toyota Motor                                       145,100                5,652

Trend Micro (ss.)                                   45,500                2,180

UFJ *                                                  436                2,023

Uniden                                             112,000                2,424

USS                                                 15,680                1,268

Yamanouchi Pharmaceutical                          116,100                4,260

Yamato Transport (ss.)                             130,000                1,752

Total Japan (Cost $137,243)                                             160,064


KAZAKHSTAN  0.4%

Common Stocks  0.4%

PetroKazakhstan (USD)                               87,063                3,213

Total Kazakhstan (Cost $2,351)                                            3,213


MALAYSIA  0.4%

Common Stocks  0.4%

Astro All Asia
  (Ordinary shares) *                            1,260,100                1,724

Astro All Asia
  (Regulation S shares) *                          810,000                1,109

Total Malaysia (Cost $2,412)                                              2,833

MEXICO  2.2%

Common Stocks  2.2%

America Movil ADR
  Series L (USD)                                   111,100                4,888

Grupo Financiero Banorte                           120,700                  567

Grupo Modelo, Series C                           1,106,000                2,835

Grupo Televisa ADR (USD)                            57,400                3,157

Wal-Mart de Mexico, Series V                     1,401,773                4,586

Total Mexico (Cost $11,115)                                              16,033


NETHERLANDS  4.2%

Common Stocks  4.2%

Akzo Nobel                                          13,241                  498

ASML Holding *                                     263,330                3,750

Fortis (Unified shares)                             57,607                1,465

ING Groep GDS                                      287,920                7,616

Koninklijke Numico *                               132,136                4,450

Philips Electronics                                208,183                4,923

Reed Elsevier                                       87,810                1,153

Royal Dutch Petroleum                               44,729                2,428

Royal KPN                                          437,700                3,499

STMicroelectronics                                  97,652                1,799

Total Netherlands (Cost $17,896)                                         31,581


NORWAY  0.3%

Common Stocks  0.3%

Orkla, Series A                                     71,395                2,027

Total Norway (Cost $606)                                                  2,027


RUSSIA  1.1%

Common Stocks  1.1%

AO VimpelCom ADR (USD) *                            22,100                2,519

JSC MMC Norilsk
  Nickel ADR (USD)                                  45,500                2,810

Lukoil ADR, 144A (USD)                              22,290                2,792

Total Russia (Cost $6,036)                                                8,121


SINGAPORE  0.9%

Common Stocks  0.9%

United Overseas Bank                               647,060                5,251

Venture Manufacturing                              186,000                1,766

Total Singapore (Cost $5,807)                                             7,017


SOUTH KOREA  1.5%

Common Stocks  1.5%

Hyundai Motor GDR, 144A (USD)                      118,100                2,802

Kookmin Bank *                                      54,380                1,815

Samsung Electronics                                  8,393                3,292

South Korea Telecom                                 19,650                3,078

Total South Korea (Cost $7,528)                                          10,987


SPAIN  4.5%

Common Stocks  4.5%

Banco Bilbao Vizcaya
  Argentaria (ss.)                                 491,453                7,706

Banco Santander Central
  Hispano (ss.)                                    445,463                4,969

Endesa (ss.)                                       154,479                3,133

Gas Natural (ss.)                                  121,180                3,293

Inditex (ss.)                                      141,700                3,598

Repsol                                             128,843                2,791

Telefonica                                         336,489                5,551

Telefonica ADR (USD)                                45,107                2,248

Total Spain (Cost $19,815)                                               33,289


SWEDEN  2.6%

Common Stocks  2.6%

Hennes & Mauritz, Series B                         175,060                5,093

LM Ericsson, Series B *(ss.)                       746,233                2,165

Sandvik, Series A (ss.)                             14,170                  530

Securitas, Series B (ss.)                          582,135                7,955

Tele2, Series B (ss.)                              106,200                3,523

Total Sweden (Cost $16,608)                                              19,266


SWITZERLAND  5.9%

Common Stocks  5.9%

Adecco                                             169,420                8,149

Credit Suisse Group *                              200,620                6,855

Nestle                                              51,133               12,085

Roche Holding
  (Participation certificates)                      39,100                3,993

UBS                                                180,732               13,014

Total Switzerland (Cost $20,927)                                         44,096

TAIWAN  0.9%

Common Stocks  0.9%

Chinatrust Financial *                              87,793                  100

E.Sun Financial                                  2,849,000                1,945

Quanta Computer                                  1,087,000                1,757

Taiwan Semiconductor
  Manufacturing                                  2,052,456                2,691

Total Taiwan (Cost $6,773)                                                6,493


TURKEY  0.0%

Common Stocks  0.0%

Turkiye Is Bankasi (Isbank)                     41,858,500                  173

Total Turkey (Cost $156)                                                    173


UNITED KINGDOM  21.8%

Common Stocks  21.8%

AstraZeneca                                        210,851                8,634

Autonomy *                                         123,128                  405

British Sky Broadcasting                           282,474                2,635

Cadbury Schweppes                                  180,527                1,499

Capita                                             174,100                1,123

Carnival                                            33,667                1,780

Centrica                                           619,389                2,736

Compass                                          1,656,450                6,838

David S. Smith                                     307,694                  787

Diageo                                             340,399                4,549

Electrocomponents                                  436,220                2,327

GlaxoSmithKline                                  1,071,321               22,544

Hays                                             1,535,154                3,626

Hilton Group                                       260,940                1,234

Kesa Electricals                                   259,315                1,294

Kingfisher                                       1,805,503               10,012

MFI Furniture Group                                892,500                1,678

Reed Elsevier
  (Ordinary shares)                                757,240                6,759

Rio Tinto (Ordinary shares)                        219,487                5,734

Royal Bank of Scotland                             605,344               17,824

Shell Transport & Trading                        1,545,054               12,153

Standard Chartered                                 133,300                2,381

Tesco                                              908,804                4,785

Tomkins                                            677,866                3,097

Unilever N.V.                                      515,136                4,338

United Business Media                              285,389                2,497

Vodafone                                         7,291,957               18,662

William Morrison Supermarkets                      798,400                3,318

WPP Group                                          653,260                6,550

Total United Kingdom (Cost $123,376)                                    161,799


SHORT-TERM INVESTMENTS  1.7%

Money Market Funds  1.7%

T. Rowe Price Reserve Investment
  Fund, 1.81% #+                                12,633,156               12,633

Total Short-Term Investments
(Cost $12,633)                                                           12,633

SECURITIES LENDING COLLATERAL 8.2%

Money Market Pooled Account 8.2%

Investment in money market pooled
account managed by JP Morgan Chase
Bank, London, 1.788% #                          61,104,295               61,104

Total Securities Lending
Collateral (Cost $61,104)                                                61,104

Total Investments in Securities

107.7% of Net Assets (Cost $579,565)                            $       800,603

(1) Denominated in currency of country of incorporation unless otherwise noted

#      Seven-day yield

*      Non-income producing

(ss.)  All or a portion of this security is on loan at October 31, 2004 - See
       Note 2

+      Affiliated company - See Note 5

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers--total value of such securities at period-end amounts to $8,155 and represents 1.1% of net assets

ADR    American Depository Receipts

GDR    Global Depository Receipts

GDS    Global Depository Shares

HKD    Hong Kong dollar

USD    U.S. dollar


The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
T. Rowe Price Institutional Foreign Equity Fund
October 31, 2004
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $12,633)                      $             12,633

  Other companies (cost $566,932)                                       787,970

  Total investments in securities                                       800,603

Other assets                                                              5,104

Total assets                                                            805,707

Liabilities

Obligation to return securities lending collateral                       61,104

Other liabilities                                                         1,488

Total liabilities                                                        62,592

NET ASSETS                                                 $            743,115
                                                           --------------------



Net Assets Consist of:

Undistributed net investment income (loss)                 $             12,278

Undistributed net realized gain (loss)                                 (348,319)

Net unrealized gain (loss)                                              221,103

Paid-in-capital applicable to 52,385,778 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                      858,053

NET ASSETS                                                 $            743,115
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              14.19
                                                           --------------------


The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
T. Rowe Price Institutional Foreign Equity Fund
($ 000s)

                                                                           Year
                                                                          Ended
                                                                       10/31/04

Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $2,336)                $             19,152

  Securities lending                                                        792

  Interest (net of foreign taxes of $1)                                      49

  Other                                                                       2

  Total income                                                           19,995

Expenses

  Investment management                                                   6,645

  Custody and accounting                                                    442

  Registration                                                               51

  Legal and audit                                                            41

  Shareholder servicing                                                      15

  Directors                                                                   6

  Prospectus and shareholder reports                                          5

  Miscellaneous                                                              28

  Total expenses                                                          7,233

Net investment income (loss)                                             12,762

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                            111,545

  Foreign currency transactions                                              (8)

  Payment from investment manager                                            87

  Net realized gain (loss)                                              111,624

Change in net unrealized gain (loss)

  Securities                                                             (6,971)

  Other assets and liabilities
  denominated in foreign currencies                                          41

  Change in net unrealized gain (loss)                                   (6,930)

Net realized and unrealized gain (loss)                                 104,694

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $            117,456
                                                           --------------------




The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
T. Rowe Price Institutional Foreign Equity Fund
($ 000s)

                                                      Year
                                                     Ended
                                                  10/31/04             10/31/03

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $        12,762      $        18,927

  Net realized gain (loss)                         111,624              (37,680)

  Change in net unrealized gain (loss)              (6,930)             253,179

  Increase (decrease) in net
  assets from operations                           117,456              234,426

Distributions to shareholders

  Net investment income                            (18,935)             (16,127)

  Net realized gain                                 (1,515)              (2,150)

  Decrease in net assets from distributions        (20,450)             (18,277)

Capital share transactions *

  Shares sold                                      163,466              256,719

  Distributions reinvested                          17,964               14,775

  Shares redeemed                                 (596,441)            (594,653)

  Increase (decrease) in net assets from capital
  share transactions                              (415,011)            (323,159)

Net Assets

Increase (decrease) during period                 (318,005)            (107,010)

Beginning of period                              1,061,120            1,168,130

End of period                             $        743,115      $     1,061,120
                                         ---------------------------------------

(Including undistributed net investment
income of $12,278 at 10/31/04 and
$18,451 at 10/31/03)

*Share information

  Shares sold                                       11,790               23,184

  Distributions reinvested                           1,369                1,413

  Shares redeemed                                  (43,551)             (51,540)

  Increase (decrease) in shares outstanding        (30,392)             (26,943)


The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
T. Rowe Price Institutional Foreign Equity Fund
October 31, 2004


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Foreign Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 7, 1989. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees
A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets
At October 31, 2004, approximately 11% of the fund's net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144a, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2004, the value of loaned securities was $58,120,000; aggregate collateral consisted of $61,104,000 in the money market pooled account.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $265,378,000 and $688,110,000, respectively, for the year ended October 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $20,450,000 and were characterized as ordinary income for tax purposes. At October 31,
2004, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                    $        239,769,000

Unrealized depreciation                                             (18,666,000)

Net unrealized appreciation (depreciation)                          221,103,000

Undistributed ordinary income                                        12,286,000

Capital loss carryforwards                                         (348,327,000)

Paid-in capital                                                     858,053,000

Net assets                                                 $        743,115,000
                                                           --------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $111,545,000 of capital loss carryforwards. As of October 31, 2004, the fund had

$94,844,000 of capital loss carryforwards that expire in fiscal 2009, $214,055,000 that expire in fiscal 2010, and $39,428,000 that expire in fiscal 2011.

At October 31, 2004, the cost of investments for federal income tax purposes was $579,565,000.


NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.70% of the fund's average daily net assets. The fee is computed daily and paid monthly. At October 31, 2004, investment management fee payable totaled $448,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2004, expenses incurred pursuant to these service agreements were $107,000 for Price Associates, $18,000 for T. Rowe Price Services, Inc., and $0 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $10,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the
T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $148,000, and the value of shares of the Reserve Funds held at October 31, 2004 and October 31, 2003 was $12,633,000 and $1,000, respectively.

On September 29, 2004, Price Associates fully reimbursed the fund for an $87,000 loss realized on the sale of foreign currency sold in error. The reimbursement had no impact on total return for the year ended October 31, 2004.


NOTE 6 - INTERFUND BORROWING

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The fund is party to an inter-fund borrowing agreement between itself and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2004, the fund had outstanding borrowings on 29 days, in the average amount of $11,517,000, and at an average annual rate of 1.60%. There were no borrowings outstanding at October 31, 2004.

T. Rowe Price Institutional Foreign Equity Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and Shareholders of T. Rowe Price Institutional Foreign Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Foreign Equity Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. Rowe Price Institutional Foreign Equity Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $1,515,000 from short-term capital gains.

For taxable non-corporate shareholders, $9,504,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $13,810,000 and foreign taxes paid of $969,000.


Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Institutional Foreign Equity Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected*              Directorships of Other Public Companies
--------------------------------------------------------------------------------

Anthony W. Deering         Director, Chairman of the Board, and Chief Executive
(1945)                     Officer, The Rouse Company, real estate developers;
1991                       Director,  Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an acquisition
(1943)                     and management advisory firm
1989

David K. Fagin             Director, Golden Star Resources Ltd., Canyon
(1938)                     Resources Corp. (5/00 to present), and Pacific Rim
2001                       Mining Corp. (2/02 to present); Chairman and
                           President, Nye Corporation


Karen N. Horn              Managing Director and President, Global Private
(1943)                     Client Services, Marsh, Inc.(1999-2003); Managing
2004                       Director and Head of International Private Banking,
                           Bankers Trust (1996-1999)


F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc.,
(1934)                     consulting environmental and civil engineers
2001

John G. Schreiber          Owner/President, Centaur Capital Partners, Inc., a
(1946)                     real estate investment company; Partner, Blackstone
2001                       Real Estate Advisors, L.P.


* Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected**
[Number of T. Rowe Price   Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]       Directorships of Other Public Companies
--------------------------------------------------------------------------------
James S. Riepe             Director and Vice President, T. Rowe Price; Vice
(1943)                     Chairman of the Board, Director, and Vice President,
2002                       T. Rowe Price Group, Inc.; Chairman of the Board and
[111]                      Director, T. Rowe Price Global Asset Management
                           Limited, T. Rowe Price Global Investment Services
                           Limited, T. Rowe Price Investment Services, Inc.,
                           T. Rowe Price Retirement Plan Services, Inc., and
                           T. Rowe Price Services, Inc.; Chairman of the Board,
                           Director, President, and Trust Officer, T. Rowe
                           Price Trust Company; Director, T. Rowe Price
                           International, Inc.; Chairman of the Board,
                           Institutional International Funds


 ** Each inside director serves until retirement, resignation, or election of a successor.

Officers
Name (Year of Birth)
Title and Fund(s) Served                   Principal Occupation(s)


Christopher D. Alderson (1962)             Vice President, T. Rowe Price,
Vice President, Institutional              T. Rowe Price Group, Inc., and
International Funds                        T. Rowe Price International, Inc.


Mark C.J. Bickford-Smith (1962)            Vice President, T. Rowe Price Group,
Vice President, Institutional              Inc., and T. Rowe Price
International Funds                        International, Inc.


Stephen V. Booth, CPA (1961)               Vice President, T. Rowe Price,
Vice President, Institutional              T. Rowe Price Group, Inc., and
International Funds                        T. Rowe Price Trust Company


Joseph A. Carrier (1960)                   Vice President, T. Rowe Price,
Treasurer, Institutional International     T. Rowe Price Group, Inc., T. Rowe
Funds                                      Price Investment Services, Inc., and
                                           T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)             Vice President, T. Rowe Price,
Vice President, Institutional              T. Rowe Price Group, Inc., T. Rowe
International Funds                        Price International, Inc., and
                                           T. Rowe Price Trust Company

Gregory S. Golczewski (1966)               Vice President, T. Rowe Price and
Vice President, Institutional              T. Rowe Price Trust Company
International Funds

Henry H. Hopkins (1942)                    Director and Vice President, T. Rowe
Vice President, Institutional              Price Group, Inc., T. Rowe Price
International Funds                        Investment Services, Inc., T. Rowe
                                           Price Services, Inc., and T. Rowe
                                           Price Trust Company; Vice President,
                                           T. Rowe Price, T. Rowe Price
                                           International, Inc., and T. Rowe
                                           Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)                 Assistant Vice President, T. Rowe
Secretary, Institutional International     Price and T. Rowe Price Investment
Funds                                      Services, Inc.

George A. Murnaghan (1956)                 Vice President, T. Rowe Price,
Vice President, Institutional              T. Rowe Price Group, Inc., T. Rowe
International Funds                        Price International, Inc., T. Rowe
                                           Price Investment Services, Inc., and
                                           T. Rowe Price Trust Company

R. Todd Ruppert (1956)                     Vice President, T. Rowe Price,
Vice President, Institutional              T.Rowe Price Group, Inc., T. Rowe
International Funds                        Price Retirement Plan Services, Inc.,
                                           and T. Rowe Price Trust Company;
                                           Chief Investment Officer, Director,
                                           and President, T. Rowe Price Global
                                           Asset Management Limited and T. Rowe
                                           Price Global Investment Services
                                           Limited

James B.M. Seddon (1964)                   Vice President, T. Rowe Price Group,
Vice President, Institutional              Inc., and T. Rowe Price
International Funds                        International, Inc.

Julie L. Waples (1970)                     Vice President, T. Rowe Price
Vice President, Institutional
International Funds

David J.L. Warren (1957)                   Director and Vice President, T. Rowe
President, Institutional                   Price; Vice President, T. Rowe Price
International Funds                        Group, Inc.; Chief Executive Officer,
                                           Director, and President, T. Rowe
                                           Price International, Inc.; Director,
                                           T. Rowe Price Global Asset Management
                                           Limited and T. Rowe Price Global
                                           Investment Services Limited

William F. Wendler II, CFA (1962)          Vice President, T. Rowe Price,
Vice President, Institutional              T. Rowe Price Group, Inc., and
International Funds                        T. Rowe Price International, Inc.

Edward A. Wiese, CFA (1959)                Vice President, T. Rowe Price,
Vice President, Institutional              T. Rowe Price Group, Inc., and
International Funds                        T. Rowe Price Trust Company; Chief
                                           Investment Officer, Director, and
                                           Vice President, T. Rowe Price Savings
                                           Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $15,070               $16,676
     Audit-Related Fees                       1,410                 1,016
     Tax Fees                                 6,399                 4,971
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004